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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 2003

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                                HOLLY CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                              001-03876                       75-1056913
       (State or other                  (Commission File Number)             (I.R.S. Employer
jurisdiction of incorporation)                                             Identification Number)

     100 CRESCENT COURT,                                                        75201-6927
         SUITE 1600                                                             (Zip code)
        DALLAS, TEXAS
    (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (214) 871-3555

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         On August 25, 2003, Holly Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1  --   Press Release of the Company issued August 25, 2003.*

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         * Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HOLLY CORPORATION

                                    By   /s/ Stephen J. McDonnell
                                       ----------------------------------------
                                       Stephen J. McDonnell
                                       Vice President & Chief Financial Officer

Date: August 26, 2003

                                  EXHIBIT INDEX



EXHIBIT
NUMBER      EXHIBIT TITLE
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99.1        --    Press Release of the Company issued August 25, 2003.